                                                                   EXHIBIT 10.54


The following Documents are substantially similar to Exhibit 10.53 herewith.

Assumption Agreement dated July 23, 1990, by and among Albany Residential, Beaulieu-Draper, the Division and Crossings, and recorded on August 3, 1990 in the Official Records in Volume 538. (Albany Residential) VI.A.2

Assumption Agreement dated as of December 18, 1995, by and among Crossings, New Crossings, Oregon Housing and NHP, and recorded on December 20, 1995 in the Official Records as Instrument No. _________. (Albany Residential) VI.A.2

Assumption Agreement dated August 30, 1990, by and among Forest Grove, Robert Cook, Larry Draper, the Division and Crossings, and recorded on October 15, 1990 in the Official Records as Instrument No. 90-56887. (Forest Grove) VI.A.14

Assumption Agreement dated as of December 18, 1995 by and among Crossings, New Crossings, Oregon Housing and NHP, and recorded on December 20, 1995, in the Official Record as Instrument No. __________. (Forest Grove) VI.A.14

Assumption Agreement dated July 29, 1991, by and among Original Borrower, the Division and McMinnville, L.P. and recorded on July 31, 1991 in the Official Records in Film Volume 257, page 1517. (McMinnville Residential) VI.A.23

Assumption Agreement dated as of December 18, 1995, by and among McMinnville L.P., Crossings, New Crossings, Oregon Housing and NHP, and recorded on December 20, 1995 in the Official Record as Instrument No. ___________.